SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported): April 1, 2004
                                                  ------------------------------


                               YDI WIRELESS, INC.
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             (Exact name of registrant as specified in its charter)


            Delaware                      000-29053                04-2751645
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(State or other jurisdiction of   (Commission file number)   (IRS employer
 incorporation)                                              identification no.)


   8000 Lee Highway, Falls Church, VA                                    22042
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(Address of principal executive offices)                              (Zip code)


Registrant's telephone number, including area code:  (703) 205-0600
                                                    ----------------------------


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Regulation FD Disclosure.
        -----------------------------------------

     On April 2, 2004, YDI Wireless, Inc. and Phazar Corp. issued a press release announcing that they had extended the time to complete the contemplated merger of the two companies. The two companies amended the merger agreement to extend the time within which the merger may be completed from April 1, 2004 to June 1, 2004.

     Specifically, on April 1, 2004, YDI and Phazar entered into Amendment No. 1 to the original Agreement and Plan of Merger, which was dated as of October 30, 2003. Section 7.1(e) of the original merger agreement allowed either YDI or Phazar to terminate the merger agreement (so long as the terminating party was not in breach) if the merger had not been completed by April 1, 2004. Amendment No. 1 amended Section 7.1(e) of the original merger agreement to extend the date from April 1, 2004 to June 1, 2004.

     The foregoing description of the merger agreement and Amendment No. 1 thereto does not purport to be complete and is qualified in its entirety by the terms and conditions of the merger agreement, a copy of which was filed as
Exhibit 2.1 to the Form 8-K filed by YDI with the Securities and Exchange Commission on November 5, 2003, and of Amendment No. 1 thereto, a copy of which is filed as Exhibit 2.2 hereto and is incorporated by reference. A copy of the April 2, 2004 press release is filed as Exhibit 99.1 and is incorporated by reference.

Item 7. Financial Statements and Exhibits.
        ---------------------------------

        (c)      Exhibits

        Number            Title
        ------            -----

        2.2 Amendment No. 1 to Agreement and Plan of Merger, dated as of April 1, 2004, by and among YDI Wireless, Inc., Stun Acquisition Corporation, and Phazar Corp.

        99.1   Press release dated April 2, 2004.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            YDI WIRELESS, INC.


Dated: April 6, 2004                        By:  /s/ David L. Renauld
                                                 -------------------------------
                                                 David L. Renauld
                                                 Vice President


                                  EXHIBIT INDEX


         Number            Title
         ------            -----

        2.2 Amendment No. 1 to Agreement and Plan of Merger, dated as of April 1, 2004, by and among YDI Wireless, Inc., Stun Acquisition Corporation, and Phazar Corp.

        99.1   Press release dated April 2, 2004.